EXHIBIT (4)(c)

FORM OF ASSUMPTION CERTIFICATES

(for use with all policies and contracts other than variable annuity policies.)

EXHIBIT F

to

ASSUMPTION REINSURANCE AGREEMENT

ASSUMPTION CERTIFICATE

Policy or Contract Number:

This is to certify that as of 12:01 a.m. (standard time at the address of the owner of the above captioned policy or contract) on             , 1991,         (Name of Reinsurer)        , a                                  stock insurance company, hereby assumes all liability for performance of the terms of the policy or contract identified above and issued by FAMILY LIFE INSURANCE COMPANY, a Washington stock insurance company, the same as if it had been originally issued by         (Name of Reinsurer)        .

Signed at the executive offices of         (Name of Reinsurer)         at                                 .

, President

, Secretary

IMPORTANT

This certificate becomes a part of your policy and should be attached thereto. All correspondence and inquiries should be directed to         (Name of Reinsurer)        ,

                 (address).

Form No.

(To be utilized for current variable annuity contracts.)

EXHIBIT F

to

ASSUMPTION REINSURANCE AGREEMENT

ASSUMPTION CERTIFICATE

Policy or Contract Number:

This is to certify that as of 12:01 a.m. (at the address of the owner of the above captioned policy or contract) on             , 19     ,         (Name of Reinsurer)        , a                                  stock insurance company, hereby assumes all liability for performance of the terms of the policy or contract identified above and issued by FAMILY LIFE INSURANCE COMPANY, a Washington stock insurance company, the same as if it had been originally issued by         (Name of Reinsurer)        .

The Variable Account mortality risk charge described in Section 4.3 of the contract, which on an annual basis equals 0.8% of the daily net asset value of the Variable Account, is modified so that a portion of such charge, equivalent on an annual basis to 0.05% of such daily net asset value, will be for distribution expenses and the remainder, equivalent on an annual basis to 0.75% of such daily net asset value, will be for mortality guarantees made under the contract. This change has no impact, favorable or unfavorable, on your contract value.

Signed at the executive offices of         (Name of Reinsurer)         at                             .

, President

, Secretary

IMPORTANT

This certificate becomes a part of your policy and should be attached thereto. All correspondence and inquiries should be directed to         (Name of Reinsurer)        ,

                 (address).

Form No.

(To be utilized for formerly issued variable annuity contracts.)

EXHIBIT F

to

ASSUMPTION REINSURANCE AGREEMENT

ASSUMPTION CERTIFICATE

Policy or Contract Number:

This is to certify that as of 12:01 a.m. (at the address of the owner of the above captioned policy or contract) on             , 19     ,         (Name of Reinsurer)        , a              stock insurance company, hereby assumes all liability for performance of the terms of the policy or contract identified above and issued by FAMILY LIFE INSURANCE COMPANY, a Washington stock insurance company, the same as if it had been originally issued by         (Name of Reinsurer)        .

The mortality risk premium described in the contract in Section 3 under “Charges and Deductions,” which on an annual basis equals 0.8% of the daily net asset value of the Separate Account, is modified so that a portion of such charge, equivalent on an annual basis to 0.05% of such daily net asset value, will be for distribution expenses and the remainder, equivalent on an annual basis to 0.75% of such daily net asset value, will be for mortality guarantees made under the contract. This change has no impact, favorable or unfavorable, on your contract value.

Signed at the executive offices of         (Name of Reinsurer)         at             .

, President

, Secretary

IMPORTANT

This certificate becomes a part of your policy and should be attached thereto. All correspondence and inquiries should be directed to         (Name of Reinsurer)        ,

                 (address).

Form No.